Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

12. Commitments and Contingencies

Facility and Equipment Leases

During the year ended December 31, 2011, Sonic’s management decided to cease using one dealership property which is leased under an operating lease. Of the approximate $4.4 million of lease exit expense recorded for the year ended December 31, 2011, $0.9 million related to lease exit accruals established in the year ended December 31, 2011 and adjustments to lease exit accruals recorded in prior years for the present value of the lease payments, net of estimated sublease rentals, for the remaining life of the operating leases and other accruals necessary to satisfy the lease commitment to the landlord. The remaining $3.5 million lease exit expense was related to interest charges for dealerships for which lease exit accruals exist. A summary of the activity of these operating lease accruals consists of the following:

(In thousands)
Balance, December 31, 2010	$43,534
Lease exit expense (1)	4,384
Payments (2)	(8,800)

Balance, December 31, 2011	$39,118

(1)	Approximately $0.5 million is recorded in interest expense, other, net, approximately $3.7 million is recorded in selling, general and administrative expenses and approximately $0.2 million is recorded to income (loss) from operations and the sale of dealerships in the accompanying Consolidated Statements of Income.
(2)	Amount is recorded as reduction of rent expense in selling, general and administrative expenses, with approximately $1.7 million in continuing operations and $7.1 million as a reduction to income (loss) from operations and the sale of dealerships in the accompanying Consolidated Statements of Income.

Sonic leases facilities for the majority of its dealership operations under operating lease arrangements. These facility lease arrangements normally have fifteen to twenty year terms with one or two ten year renewal options and do not contain provisions for contingent rent related to dealership’s operations. Many of the leases are subject to the provisions of a guaranty and subordination agreement that contains financial and affirmative covenants. Sonic was in compliance with these covenants at December 31, 2011. Approximately 20% of these facility leases are based on capitalization rates with payments that vary based on interest rates.

Minimum future lease payments for both facility leases and sub-leases to be received as required under non-cancelable operating leases for both continuing and discontinued operations based on interest rates as of the inception of each lease are as follows:

	(In thousands)
	Future Minimum Lease Payments, Net	Receipts from Future Subleases
Year Ending December 31,
2012	$109,078	$(15,832)
2013	102,555	(15,611)
2014	93,833	(15,703)
2015	83,217	(13,841)
2016	77,338	(11,869)
Thereafter	320,936	(33,113)

Total lease expense for continuing operations for the years ended December 31, 2011, 2010 and 2009 was approximately $109.0 million, $111.6 million and $111.7 million, respectively. Total lease income for discontinued operations for the year ended December 31, 2011 was approximately $0.1 million, related to adjustments of previously recorded lease exit accruals. Total lease expense for discontinued operations for the years ended December 31, 2010 and 2009 was approximately $3.9 million and $41.7 million, respectively. The total net contingent rent benefit related to a decrease in interest rates since the underlying leases commenced was approximately $2.3 million and $0.6 million for continuing and discontinued operations, respectively, for each of the years ended December 31, 2011, 2010 and 2009.

Many of Sonic’s facility operating leases are subject to affirmative and financial covenant provisions related to a subordination and guaranty agreement executed with the landlord of many of its facility properties. On March 12, 2009, Sonic amended this guaranty and subordination agreement with the landlord. This amendment adjusted the calculation of the consolidated fixed charge coverage ratio covenant contained in the original guaranty and subordination agreement and added two additional financial covenants: a consolidated liquidity ratio covenant and a consolidated total senior secured debt to EBITDA ratio covenant. The required financial covenants related to the amended subordination and guaranty agreement are as follows:

Covenant
	Consolidated Liquidity Ratio	Consolidated Fixed Charge Coverage Ratio	Consolidated Total Lease Adjusted Leverage Ratio	EBTDAR to Rent Ratio
March 31, 2011 through and including March 30, 2012	≥ 1.05	≥ 1.15	≤ 5.50	≥ 1.50
March 31, 2012 and thereafter	≥ 1.10	≥ 1.20	≤ 5.50	≥ 1.50

December 31, 2011 actual	1.13	1.65	4.02	2.80

Guarantees and Indemnifications

In accordance with the terms of Sonic’s operating lease agreements, Sonic’s dealership subsidiaries, acting as lessees, generally agree to indemnify the lessor from certain exposure arising as a result of the use of the leased premises, including environmental exposure and repairs to leased property upon termination of the lease. In addition, Sonic has generally agreed to indemnify the lessor in the event of a breach of the lease by the lessee.

In connection with dealership dispositions, certain of Sonic’s dealership subsidiaries have assigned or sublet to the buyer its interests in real property leases associated with such dealerships. In general, the subsidiaries retain responsibility for the performance of certain obligations under such leases, including rent payments, and repairs to leased property upon termination of the lease, to the extent that the assignee or sub-lessee does not perform. These obligations are included within the future minimum lease payments, net, in the table above. In the event the sub-lessees do not perform under their obligations Sonic remains liable for the lease payments. The total amount relating to this risk is approximately $106.0 million, which is the total of the receipts from future subleases in the table under the heading “Facility and Equipment Leases” above. However, there are situations where Sonic has assigned a lease to the buyer and Sonic was not able to obtain a release from the landlord. In these situations, although Sonic is no longer the primary obligor, Sonic is contingently liable if the buyer does not perform under the lease terms. The total estimated minimum lease payments remaining related to these leases totaled approximately $11.0 million at December 31, 2011. However, in accordance with the terms of the assignment and sublease agreements, the assignees and sub-lessees have generally agreed to indemnify Sonic and its subsidiaries in the event of non-performance. Additionally, in connection with certain dispositions, Sonic has obtained indemnifications from the parent company or owners of these assignees and sub-lessees in the event of non-performance.

In accordance with the terms of agreements entered into for the sale of Sonic’s dealerships, Sonic generally agrees to indemnify the buyer from certain liabilities and costs arising subsequent to the date of sale, including environmental exposure and exposure resulting from the breach of representations or warranties made in accordance with the agreement. While Sonic’s exposure with respect to environmental remediation and repairs is difficult to quantify, Sonic’s maximum exposure associated with these general indemnifications was approximately $7.6 million at December 31, 2011. These indemnifications expire within a period of one to two years following the date of sale. The estimated fair value of these indemnifications was not material and the amount recorded for this contingency was not significant at December 31, 2011.

Legal Matters

Several private civil actions have been filed against Sonic Automotive, Inc. and several of its dealership subsidiaries that purport to represent classes of customers as potential plaintiffs and make allegations that certain products sold in the finance and insurance departments were done so in a deceptive or otherwise illegal manner. One of these private civil actions was filed on November 15, 2004 in South Carolina state court, York County Court of Common Pleas, against Sonic Automotive, Inc. and some of Sonic’s South Carolina subsidiaries. The plaintiffs in that lawsuit were Misty J. Owens, James B. Wright, Vincent J. Astey and Joseph Lee Williams, on behalf of themselves and all other persons similarly situated, with plaintiffs seeking monetary damages and injunctive relief on behalf of the purported class. The group of plaintiffs’ attorneys representing the plaintiffs in the South Carolina lawsuit also filed another private civil class action lawsuit against Sonic Automotive, Inc. and certain of its subsidiaries on February 14, 2005 in state court in North Carolina, Lincoln County Superior Court, which similarly sought certification of a multi-state class of plaintiffs and alleged that certain products sold in the finance and insurance departments were done so in a deceptive or otherwise illegal manner. The plaintiffs in this North Carolina lawsuit were Robert Price, Carolyn Price, Marcus Cappelletti and Kelly Cappelletti, on behalf of themselves and all other persons similarly situated, with plaintiffs seeking monetary damages and injunctive relief on behalf of the purported class. The South Carolina state court action and the North Carolina state court action were subsequently consolidated into a single proceeding in private arbitration before the American Arbitration Association. On November 12, 2008, claimants in the consolidated arbitration filed a Motion for Class Certification as a national class action including all of the states in which Sonic operates dealerships except Florida. Claimants are seeking monetary damages and injunctive relief on behalf of this class of customers. The parties have briefed and argued the issue of class certification.

On July 19, 2010, the Arbitrator issued a Partial Final Award on Class Certification, certifying a class which includes all customers who, on or after November 15, 2000, purchased or leased from a Sonic dealership a vehicle with the Etch product as part of the transaction, but not including customers who purchased or leased such vehicles from a Sonic dealership in Florida. The Partial Final Award on Class Certification is not a final decision on the merits of the action. The merits of Claimants’ assertions and potential damages would still have to be proven through the remainder of the arbitration. The Arbitrator stayed the Arbitration for thirty days to allow either party to petition a court of competent jurisdiction to confirm or vacate the award. On July 22, 2010, the plaintiffs in this consolidated arbitration filed a Motion to Confirm the Arbitrator’s Partial Final Award on Class Certification in state court in North Carolina, Lincoln County Superior Court. On August 17, 2010, Sonic removed this North Carolina state court action to federal court, and simultaneously filed a Petition to Vacate the Arbitrator’s Partial Final Award on Class Certification, with both filings made in the United Stated District Court for the Western District of North Carolina.

On August 12, 2011, the United States District Court for the Western District of North Carolina issued an Order granting Sonic’s Petition to Vacate Arbitration Award on Class Certification and denied Claimant’s Motion to Dismiss the same. Claimants filed a Notice of Appeal to the United States Fourth Circuit Court of Appeals on September 12, 2011. The federal court’s stay of the arbitration proceeding remains in force. At a mediation held January 16, 2012, Sonic reached an agreement with the Claimants to settle this ongoing dispute in its entirety. This agreement is subject to formal documentation and court approval. In the event that such formal documentation is completed and court approval is received, such a settlement would not have a material adverse effect on Sonic’s future results of operations, financial condition and cash flows.

Sonic is involved, and expects to continue to be involved, in numerous legal and administrative proceedings arising out of the conduct of its business, including regulatory investigations and private civil actions brought by plaintiffs purporting to represent a potential class or for which a class has been certified. Although Sonic vigorously defends itself in all legal and administrative proceedings, the outcomes of pending and future proceedings arising out of the conduct of Sonic’s business, including litigation with customers, employment related lawsuits, contractual disputes, class actions, purported class actions and actions brought by governmental authorities, cannot be predicted with certainty. An unfavorable resolution of one or more of these matters could have a material adverse effect on Sonic’s business, financial condition, results of operations, cash flows or prospects. Included in other accrued liabilities at December 31, 2011 and December 31, 2010 was approximately $7.3 million and $9.1 million, respectively, in reserves that Sonic has provided for pending proceedings. Except as reflected in such reserves, Sonic is currently unable to estimate a range of reasonably possible loss, or a range of reasonably possible loss in excess of the amount accrued, for pending proceedings.